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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 29, 2000

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                                 PLAINWELL INC.
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             (Exact name of registrant as specified in its charter)




         Delaware                                                38-3391489
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(State of other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)
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                                 PLAINWELL INC.
                         1270 Northland Drive, Suite 300
                              Minneapolis, MN 55120
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                 (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (651) 365-3100


                                 Not Applicable
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          (Former name or former address, if changed since last report)

                            Exhibit Index on Page 3



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ITEM 5.    OTHER EVENTS.

         Effective as of June 29, 2000, William L. New has been removed from his position as President and Chief Executive Officer of PLAINWELL INC. The Company has selected Gary Hayden, the president of PLAINWELL's Consumer Products Division, to serve as PLAINWELL INC.'s new president.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         None.





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PLAINWELL INC.



                                      By:    /S/ Jeffrey A. Arnesen
                                             ---------------------------------
                                      Name:  Jeffrey A. Arnesen
                                      Title: Chief Financial Officer & SVP




Dated:   June 29, 2000



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